Financial News Release

Advanced Energy Announces Fourth Quarter and Full Year Fiscal 2018 Results

•Q4 Revenue was $154.2 million
•Fiscal 2018 Revenue grew 7.1% to $718.9 million
•Q4 GAAP EPS from continuing operations was $0.50
•Q4 Non-GAAP EPS was $0.73

Fort Collins, Colo., February 4, 2019 - Advanced Energy Industries, Inc. (Nasdaq: AEIS), today announced financial results for the fourth quarter and full fiscal year ended December 31, 2018.
“Despite a slower second half, we completed 2018 with record annual revenues, solid profitability and robust cash flow generation. While the semiconductor market is experiencing a cyclical downturn, we continue to see a bright future for the long term," said Yuval Wasserman, president and CEO. "We remain confident in the multiple growth drivers of our business and are focused on executing our expansion and diversification growth strategies in both the semiconductor and industrial technologies markets."
Fourth Quarter Results
Sales were $154.2 million in the fourth quarter of 2018 compared with $173.1 million in the third quarter of 2018 and $179.2 million in the fourth quarter of 2017.
GAAP net income from continuing operations was $19.2 million or $0.50 per diluted share in the fourth quarter of 2018 compared with $35.2 million or $0.90 per diluted share in the third quarter of 2018, and a loss of $29.0 million or $0.73 per share in the fourth quarter of 2017. Fourth quarter 2018 results were impacted by $3.8 million of restructuring charges. Fourth quarter 2017 results included one-time tax expenses of $6.4 million associated with the write-down of the solar inverter business and $72.9 million associated with the U.S. tax reform enacted in 2017.
Non-GAAP net income was $28.0 million or $0.73 per diluted share in the fourth quarter of 2018. This compares with $41.2 million or $1.05 per diluted share in the third quarter of 2018, and $52.4 million or $1.31 per diluted share in the fourth quarter of 2017. A reconciliation of non-GAAP measures is provided in the tables below.
The company generated $32.9 million of operating cash from continuing operations in the fourth quarter of 2018. During the quarter the company repurchased 575,469 shares for $26.1 million.
Full Year 2018 Results
Sales were $718.9 million in 2018 compared with $671.0 million in 2017, an increase of 7.1%.
GAAP net income from continuing operations was $147.1 million or $3.74 per diluted share in 2018 compared with $136.1 million or $3.39 per diluted share in 2017.
Non-GAAP net income was $172.0 million or $4.37 per diluted share in 2018 compared to $191.5 million or $4.77 per diluted share in 2017. A reconciliation of non-GAAP measures is provided in the tables below.
The company generated $151.4 million of operating cash from continuing operations in 2018 and ended the year with $351.8 million in cash and marketable securities.
Discontinued Operations
The company’s financial statements for all periods presented reflect results for the continuing precision power business, with the discontinued inverter business included in discontinued operations for all purposes. Further financial detail regarding the amounts related to the discontinued inverter business are available in the company’s 2017 Annual Report on Form 10-K.
First Quarter 2019 Guidance
Based on the company's current view, beliefs and assumptions, its guidance for the first quarter of 2019 is within the following ranges.

Q1 2019
Revenues	$138M - $148M
GAAP EPS from continuing operations	$0.24 - $0.42
Non-GAAP EPS from continuing operations	$0.40 - $0.55
Fourth Quarter 2018 Conference Call
Management will host a conference call tomorrow morning, Tuesday, February 5, 2019 at 6:30 a.m. Mountain Time/ 8:30 a.m. Eastern Time to discuss Advanced Energy's financial results. Domestic callers may access this conference call by dialing 855-232-8958. International callers may access the call by dialing 315-625-6980. Participants will need to provide the operator with the Conference ID Number 2931549, which has been reserved for this call. For a replay of this teleconference, please call 855-859-2056 or 404-537-3406 and enter Conference ID Number 2931549. The replay will be available for one week following the conference call. A webcast will also be available on the company’s Investor Relations web page at ir.advanced-energy.com.
About Advanced Energy
Advanced Energy (Nasdaq: AEIS) is a global leader in the design and manufacturing of highly engineered, precision power conversion, measurement and control solutions for mission-critical applications and processes. AE’s power solutions enable customer innovation in complex semiconductor and industrial manufacturing applications. With engineering know-how and responsive service and support around the globe, the company builds collaborative partnerships to meet technology advances, propel growth for its customers and innovate the future of power. Advanced Energy has devoted more than three decades to perfecting power for its global customers and is headquartered in Fort Collins, Colorado, USA. For more information, visit www.advancedenergy.com.
Advanced Energy | Precision. Power. Performance.

For more information, contact:
Brian Smith
Advanced Energy
(970) 407-6555
brian.smith@aei.com

Non-GAAP Measures
This release includes GAAP and non-GAAP income and per-share earnings data and other GAAP and non-GAAP financial information. Advanced Energy’s non-GAAP measures exclude the impact of non-cash related charges such as stock-based compensation and amortization of intangible assets, as well as discontinued operations, and non-recurring items such as acquisition-related costs and restructuring expenses. Additionally, the fourth quarter non-GAAP results exclude estimated income tax expense associated with U.S. tax reform. The non-GAAP measures included in this release are not in accordance with, or an alternative for, similar measures calculated under generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Advanced Energy believes that these non-GAAP measures provide useful information to management and investors to evaluate business performance without the impacts of certain non-cash charges and other charges which are not part of the company’s usual operations. The company uses these non-GAAP measures to assess performance against business objectives, make business decisions, develop budgets, forecast future periods, assess trends and evaluate financial impacts of various scenarios. In addition, management's incentive plans include these non-GAAP measures as criteria for achievements. Additionally, the company believes that these non-GAAP measures, in combination with its financial results calculated in accordance with GAAP, provide investors with additional perspective. While some of the excluded items may be incurred and reflected in the company’s GAAP financial results in the foreseeable future, the company believes that the items excluded from certain non-

GAAP measures do not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred. The use of non-GAAP measures has limitations in that such measures do not reflect all of the amounts associated with the company’s results of operations as determined in accordance with GAAP, and these measures should only be used to evaluate the company’s results of operations in conjunction with the corresponding GAAP measures. Please refer to the Form 8-K regarding this release furnished today to the Securities and Exchange Commission.
Forward-Looking Statements
The company’s guidance with respect to anticipated financial results for the first quarter ending March 31, 2019, potential future growth and profitability, our future business mix, expectations regarding future market trends and the company’s future performance within specific markets (e.g., statements regarding anticipated semiconductor and industrial market growth) and other statements herein or made on the above-announced conference call that are not historical information are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to: (a) the effects of global macroeconomic conditions upon demand for our products and services; (b) the volatility and cyclicality of the industries the company serves, particularly the semiconductor industry; (c) delays in capital spending by end-users in our served markets; (d) the accuracy of the company’s estimates related to fulfilling solar inverter product warranty and post-warranty obligations; (e) the company’s ability to realize its plan to avoid additional costs after the solar inverter wind-down; (f) the accuracy of the company's assumptions on which its financial statement projections are based; (g) the impact of product price changes, which may result from a variety of factors; (h) the timing of orders received from customers; (i) the company’s ability to realize benefits from cost improvement efforts including avoided costs, restructuring plans and inorganic growth; (j) the company’s ability to obtain in a timely manner the materials necessary to manufacture its products; (k) unanticipated changes to management's estimates, reserves or allowances; (l) changes and adjustments to the tax expense and benefits related to the U.S. tax reform that was enacted in late 2017; and (m) the effects of recent U.S. government trade and export restrictions, Chinese retaliatory trade actions, and other governmental action related to tariffs upon the demand for our, and our customers', products and services and the U.S. economy. These and other risks are described in Advanced Energy's Form 10-K, Forms 10-Q and other reports and statements filed with the Securities and Exchange Commission (the “SEC”). These reports and statements are available on the SEC's website at www.sec.gov. Copies may also be obtained from Advanced Energy's investor relations page at ir.advanced-energy.com or by contacting Advanced Energy's investor relations at 970-407-6555. Forward-looking statements are made and based on information available to the company on the date of this press release. Aspirational goals and targets discussed on the conference call or in the presentation materials should not be interpreted in any respect as guidance. The company assumes no obligation to update the information in this press release.

ADVANCED ENERGY INDUSTRIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(in thousands, except per share data)

	Three Months Ended			Year Ended
	December 31,		September 30,	December 31,
	2018	2017	2018	2018	2017
Sales:
Product	$125,039	$154,172	$144,843	$610,326	$578,650
Service	29,122	25,042	28,239	108,566	92,362
Total sales	154,161	179,214	173,082	718,892	671,012
Cost of sales:
Product	64,819	68,833	73,019	298,597	267,587
Service	14,154	12,206	14,524	54,688	47,044
Total cost of sales	78,973	81,039	87,543	353,285	314,631
Gross profit	75,188	98,175	85,539	365,607	356,381
	48.8%	54.8%	49.4%	50.9%	53.1%
Operating expenses:
Research and development	20,725	16,257	18,451	76,008	57,999
Selling, general and administrative	29,241	22,682	25,386	108,033	93,262
Amortization of intangible assets	1,816	1,174	1,437	5,774	4,350
Restructuring expense	3,836	—	403	4,239	—
Total operating expenses	55,618	40,113	45,677	194,054	155,611
Operating income	19,570	58,062	39,862	171,553	200,770
Other income (expense), net	881	559	401	823	(2,579)
Income from continuing operations before income taxes	20,451	58,621	40,263	172,376	198,191
Provision for income taxes	1,229	87,628	5,106	25,227	62,090
Income (loss) from continuing operations, net of income taxes	19,222	(29,007)	35,157	147,149	136,101
Income (loss) from discontinued operations, net of income taxes	188	(583)	(371)	(38)	1,760
Net income (loss)	19,410	(29,590)	34,786	147,111	137,861
Income from continuing operations attributable to noncontrolling interest	4	—	7	86	—
Net income (loss) attributable to Advanced Energy Industries, Inc.	$19,406	$(29,590)	$34,779	$147,025	$137,861

Basic weighted-average common shares outstanding	38,386	39,642	38,970	39,081	39,754
Diluted weighted-average common shares outstanding	38,595	40,051	39,195	39,352	40,176

Earnings per share attributable to Advanced Energy Industries, Inc:

Continuing operations:
Basic earnings (loss) per share	$0.50	$(0.73)	$0.90	$3.76	$3.42
Diluted earnings (loss) per share	$0.50	$(0.73)	$0.90	$3.74	$3.39

Discontinued operations:
Basic earnings (loss) per share	$0.00	$(0.01)	$(0.01)	$0.00	$0.04
Diluted earnings (loss) per share	$0.00	$(0.01)	$(0.01)	$0.00	$0.04

Net income:
Basic earnings (loss) per share	$0.51	$(0.75)	$0.89	$3.76	$3.47
Diluted earnings (loss) per share	$0.50	$(0.75)	$0.89	$3.74	$3.43

ADVANCED ENERGY INDUSTRIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31,	December 31,
	2018	2017
ASSETS	Unaudited

Current assets:
Cash and cash equivalents	$349,301	$407,283
Marketable securities	2,470	3,104
Accounts and other receivable, net	100,442	87,429
Inventories, net	97,987	78,450
Income taxes receivable	2,220	1,295
Other current assets	10,173	8,129
Current assets of discontinued operations	5,855	9,535
Total current assets	568,448	595,225

Property and equipment, net	31,269	17,795

Deposits and other assets	6,874	3,051
Goodwill and intangibles, net	156,810	87,311
Deferred income tax assets	47,099	18,841
Non-current assets of discontinued operations	5,984	11,085
Total assets	$816,484	$733,308

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$39,646	$48,177
Other accrued expenses	65,377	50,092
Current liabilities of discontinued operations	5,286	7,850
Total current liabilities	110,309	106,119

Non-current liabilities of continuing operations	88,158	91,271
Non-current liabilities of discontinued operations	10,715	15,277
Long-term liabilities	98,873	106,548

Total liabilities	209,182	212,667

Advanced Energy stockholders’ equity	606,790	520,641
Noncontrolling interest	512	—
Stockholders' equity	607,302	520,641
Total liabilities and stockholders' equity	$816,484	$733,308

December 31, 2017 amounts are derived from the December 31, 2017 audited Consolidated Financial Statements.

ADVANCED ENERGY INDUSTRIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)

	Years Ended December 31,
	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$147,111	$137,861
Income (loss) from discontinued operations, net of income taxes	(38)	1,760
Income from continuing operations, net of income taxes	147,149	136,101

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	13,592	9,424
Stock-based compensation expense	9,703	12,549
Provision for deferred income taxes	5,618	28,765
Loss on foreign exchange hedge	—	3,489
Net loss on disposal of assets	481	122
Changes in operating assets and liabilities, net of assets acquired	(25,116)	(494)
Net cash provided by operating activities from continuing operations	151,427	189,956
Net cash used in operating activities from discontinued operations	(156)	(7,255)
Net cash provided by operating activities	151,271	182,701
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of marketable securities	(95)	(107)
Proceeds from sale of marketable securities	589	1,903
Acquisitions, net of cash acquired	(93,756)	(17,347)
Purchase of foreign exchange hedge	—	(3,489)
Purchases of property and equipment	(20,330)	(9,042)
Net cash used in investing activities from continuing operations	(113,592)	(28,082)
Net cash used in investing activities from discontinued operations	—	—
Net cash used in investing activities	(113,592)	(28,082)
CASH FLOWS FROM FINANCING ACTIVITIES:
Purchase and retirement of common stock	(95,125)	(29,993)
Net payments related to stock-based award activities	(2,009)	(1,314)
Net cash used in financing activities from continuing operations	(97,134)	(31,307)
Net cash used in financing activities from discontinued operations	—	—
Net cash used in financing activities	(97,134)	(31,307)
EFFECT OF CURRENCY TRANSLATION ON CASH	(1,030)	2,208
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(60,485)	125,520
CASH AND CASH EQUIVALENTS, beginning of period	415,037	289,517
CASH AND CASH EQUIVALENTS, end of period	354,552	415,037
Less cash and cash equivalents from discontinued operations	5,251	7,754
CASH AND CASH EQUIVALENTS FROM CONTINUING OPERATIONS, end of period	$349,301	$407,283

ADVANCED ENERGY INDUSTRIES, INC.
SELECTED OTHER DATA (UNAUDITED)
(in thousands)

Reconciliation of Non-GAAP measure - operating expenses and operating income, excluding certain items	Three Months Ended			Year Ended
	December 31,		September 30,	December 31,
	2018	2017	2018	2018	2017
Gross profit from continuing operations, as reported	$75,188	$98,175	$85,539	$365,607	$356,381
Adjustments to gross profit:
Stock-based compensation	166	346	76	742	1,394
Facility transition and relocation costs	354	—	725	1,328	—
Acquisition-related costs	411	—	158	569	—
Non-GAAP gross profit	76,119	98,521	86,498	368,246	357,775

Operating expenses from continuing operations, as reported	55,618	40,113	45,677	194,054	155,611
Adjustments:
Amortization of intangible assets	(1,816)	(1,174)	(1,437)	(5,774)	(4,350)
Stock-based compensation	(2,077)	(1,496)	(948)	(8,961)	(11,155)
Acquisition-related costs	(416)	—	(705)	(1,726)	(150)
Facility expansion and relocation costs	—	—	(29)	(518)	—
Restructuring charges	(3,836)	—	(403)	(4,239)	—
Non-GAAP operating expenses	47,473	37,443	42,155	172,836	139,956
Non-GAAP operating income	$28,646	$61,078	$44,343	$195,410	$217,819

Reconciliation of Non-GAAP measure - operating expenses and operating income, excluding certain items	Three Months Ended			Year Ended
	December 31,		September 30,	December 31,
	2018	2017	2018	2018	2017
Gross profit from continuing operations, as reported	48.8%	54.8%	49.4%	50.9%	53.1%
Adjustments to gross profit:
Stock-based compensation	0.1	0.2	—	0.1	0.2
Facility transition and relocation costs	0.2	—	0.5	0.1	—
Acquisition-related costs	0.3	—	0.1	0.1	—
Non-GAAP gross profit	49.4	55.0	50.0	51.2	53.3

Operating expenses from continuing operations, as reported	36.1	22.4	26.4	27.0	23.2
Adjustments:
Amortization of intangible assets	(1.2)	(0.7)	(0.8)	(0.8)	(0.6)
Stock-based compensation	(1.3)	(0.8)	(0.6)	(1.3)	(1.8)
Acquisition-related costs	(0.3)	—	(0.4)	(0.2)	—
Facility expansion and relocation costs	—	—	—	(0.1)	—
Restructuring charges	(2.5)	—	(0.2)	(0.6)	—
Non-GAAP operating expenses	30.8	20.9	24.4	24.0	20.8
Non-GAAP operating income	18.6%	34.1%	25.6%	27.2%	32.5%

Reconciliation of Non-GAAP measure - income excluding certain items	Three Months Ended			Year Ended
	December 31,		September 30,	December 31,
	2018	2017	2018	2018	2017
Income (loss) from continuing operations, less noncontrolling interest, net of income taxes	$19,218	$(29,007)	$35,150	$147,063	$136,101
Adjustments:
Amortization of intangible assets	1,816	1,174	1,437	5,774	4,350
Stock-based compensation	2,243	1,842	1,024	9,703	12,549
Acquisition-related costs	827	—	863	2,295	150
Facility expansion and relocation costs	354	—	754	1,846	—
Restructuring charges	3,836	—	403	4,239	—
Nonrecurring tax (benefit) expense associated with inverter business	—	6,357	—	—	(33,837)
Loss on foreign exchange hedge	—	—	—	—	3,489
Incremental expense associated with start-up of the Asia regional headquarters	—	—	—	—	1,133
Tax Cuts and Jobs Act Impact	1,452	72,867	2,398	5,703	72,867
Tax effect of Non-GAAP adjustments	(1,736)	(813)	(843)	(4,626)	(5,264)
Non-GAAP income, net of income taxes	$28,010	$52,420	$41,186	$171,997	$191,538

Reconciliation of Non-GAAP measure - per share earnings excluding certain items	Three Months Ended			Year Ended
	December 31,		September 30,	December 31,
	2018	2017	2018	2018	2017
Diluted earnings (loss) per share from continuing operations, as reported	$0.50	$(0.73)	$0.90	$3.74	$3.39
Add back:
per share impact of Non-GAAP adjustments, net of tax	0.23	2.04	0.15	0.63	1.38
Non-GAAP per share earnings	$0.73	$1.31	$1.05	$4.37	$4.77

Reconciliation of Q1 2019 Guidance
	Low End	High End

Revenue	$138.0 million	$148.0 million

Reconciliation of Non-GAAP earnings per share
GAAP earnings per share	$0.24	$0.42
Stock-based compensation	0.13	0.10
Amortization of intangible assets	0.05	0.05
Restructuring and other	0.01	0.01
Tax effects of excluded items	(0.03)	(0.03)
Non-GAAP earnings per share	$0.40	$0.55